SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Dated November 11, 2005

of

ZALE CORPORATION

A Delaware Corporation
IRS Employer Identification No. 75-0675400
SEC File Number 001-04129

901 West Walnut Hill Lane
Irving, Texas  75038
(972) 580-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 1.01                                             Entry Into a Material Definitive Agreement

Approval of Zale Corporation Outside Directors’ 2005 Stock Incentive Plan

On November 11, 2005, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Zale Corporation (the “Company”), the Company’s stockholders approved the Zale Corporation Outside Directors’ 2005 Stock Incentive Plan (the “Outside Directors’ Plan”).  The Board of Directors of the Company had previously approved the Outside Directors’ Plan, subject to approval by the Company’s stockholders at the Annual Meeting.

A summary of the material terms of the Outside Directors’ Plan is included on pages 36 through 40 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 3, 2005 (the “Proxy Statement”).  The full text of the Outside Directors’ Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Pursuant to the terms of the Outside Directors’ Plan, effective as of November 11, 2005, each of the Company’s non-employee directors received an annual grant of 3,800 options to purchase shares of the Company’s common stock and 1,500 shares of restricted stock.  The terms of each stock option and restricted stock award are governed by the Outside Directors’ Plan and the individual plan agreement entered into by the Company and the applicable non-employee director.  The form of stock option plan agreement and the form of restricted stock plan agreement are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated by reference herein.

Amendment to Zale Corporation 2003 Stock Incentive Plan

On November 11, 2005, at the Annual Meeting, the Company’s stockholders approved an amendment to the Zale Corporation 2003 Stock Incentive Plan (the “2003 Incentive Plan”) that authorized the Company to grant both time-vesting and performance-based restricted stock units under the 2003 Incentive Plan.  In addition, the amendment established categories of objective performance-based criteria that the Compensation Committee of the Company’s Board of Directors may establish in connection with the grant of performance-based restricted stock units or other incentive awards under the 2003 Incentive Plan.  The Board of Directors of the Company had previously approved the amendment to the 2003 Incentive Plan, subject to approval by the Company’s stockholders at the Annual Meeting.

A summary of the material terms of the 2003 Stock Incentive Plan, as amended, is included on pages 27 through 34 of the Proxy Statement.  The full text of the amendment to the 2003 Stock Incentive Plan is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

In addition, as described on page 34 of the Proxy Statement under the heading “Additional Information Regarding New Plan Benefits,” the Compensation Committee of the Board of Directors approved awards of time-vesting and performance-based restricted stock units to the executive officers of the Company, with such grants to be made as soon as practicable following stockholder approval of the amendment to the 2003 Stock Incentive Plan at the Annual Meeting.  The terms of each time-vesting and performance-based restricted stock unit are governed by the 2003 Stock Incentive Plan and the individual plan agreement entered into by the Company and the applicable executive officer.  The form of time-vesting restricted stock unit plan agreement and the form of performance-based restricted stock unit plan agreement are attached hereto as Exhibits 10.5 and 10.6, respectively, and are incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits.

10.1                           Zale Corporation Outside Directors’ 2005 Stock Incentive Plan.

10.2                           Form of Stock Option Plan Agreement under the Zale Corporation Outside Directors’ 2005 Stock Incentive Plan.

10.3                           Form of Restricted Stock Plan Agreement under the Zale Corporation Outside Directors’ Stock Incentive Plan.

10.4                           Amendment to Zale Corporation 2003 Stock Incentive Plan.

10.5                           Form of Time-Vesting Restricted Stock Unit Plan Agreement under the Zale Corporation 2003 Stock Incentive Plan

10.6                           Form of Performance-Based Restricted Stock Unit Plan Agreement under the Zale Corporation 2003 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALE CORPORATION
Registrant

Date:	November 17, 2005	By:	/s/ Mark R. Lenz
Mark R. Lenz
Group Senior Vice President,
Chief Financial Officer
(principal financial officer
of the Registrant)